UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 4, 2009

HERSHA HOSPITALITY TRUST
(Exact name of registrant as specified in its charter)

Maryland	001-14765	251811499
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

510 Walnut Street, 9th Floor
Philadelphia, Pennsylvania 19106
(Address and zip code of
principal executive offices)

Registrant’s telephone number, including area code: (215) 238-1046

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into a Material Definitive Agreement

Purchase Agreement; Sale of Common Shares

On August 4, 2009, Hersha Hospitality Trust (the “Company”) and Hersha Hospitality Limited Partnership, L.P. (the “Operating Partnership”) entered into a Purchase Agreement (the “Purchase Agreement”) with Real Estate Investment Group L.P., a Bermuda limited partnership (“REIG”), pursuant to which the Company sold 5,700,000 shares (the “Primary Shares”) of the Company’s Class A common shares of beneficial interest to REIG at a price of $2.50 per share.  REIG is an affiliate of IRSA Inversiones y Representaciones Sociedad Anónima, a publicly-traded company (NYSE: “IRS”) based in Buenos Aires, Argentina (“IRSA”).

The Declaration of Trust of the Company prohibits beneficial or constructive ownership by any person of more than 9.9% in value of any class of stock of the Company (the “Ownership Limit”).  The Company has agreed to waive the Ownership Limit applicable to REIG in connection with the transactions contemplated by the Purchase Agreement in accordance with the provisions in the Declaration of Trust of the Company that permit such a waiver provided that REIG does not beneficially or constructively own more than 24% of the Common Shares of the Company.

The Purchase Agreement is attached to this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by this reference.

Investor Rights and Option Agreement

In connection with the Purchase Agreement, the Company also entered into an Investor Rights and Option Agreement (the “Investor Rights and Option Agreement”) with REIG and IRSA pursuant to which the Company granted REIG the option (the “Option”) to buy up to an additional 5,700,000 Class A common shares (the “Option Shares”) at a price of $3.00 per share (the “Option Price”).  The Option is exercisable at any time prior to August 4, 2014.  If at any time after August 4, 2011 the closing price for the Company’s Class A common shares on the New York Stock Exchange exceeds $5.00 for 20 consecutive trading days, the Company may call in and cancel the Option (the “Call Option”) in exchange for the issuance to REIG of Class A common shares with an aggregate value equal to the volume weighted average price per Class A common share for the 20 trading days prior to the exercise of the Call Option, less the Option Price, multiplied by the number of Class A common shares remaining under the Option.  The Investor Rights and Option Agreement also grants REIG certain preemptive rights to participate in future issuances of equity securities by the Company for so long as REIG beneficially owns at least 5% of the outstanding Class A common shares of the Company.

The Investor Rights and Option Agreement is attached to this Current Report on Form 8-K as Exhibit 10.2 and is incorporated herein by this reference.

Registration Rights Agreement

Also in connection with the Purchase Agreement, the Company entered into a registration rights agreement (the “Registration Rights Agreement”) with REIG and IRSA.  The Registration Rights Agreement requires the Company to register on Form S-3 by December 1, 2009 the Primary Shares and the Option Shares issuable upon exercise of the Option.  The Registration Rights Agreement also grants REIG the right to participate in certain future underwritten offerings of securities by the Company.

The Registration Rights Agreement is attached to this Current Report on Form 8-K as Exhibit 10.3 and is incorporated herein by this reference.

Trustee Designation Agreement

In connection with the other transactions described in this Current Report, the Company entered into a Trustee Designation Agreement (the “Trustee Designation Agreement”) with REIG and IRSA pursuant to which the Company will appoint Eduardo S. Elsztain, Chairman of IRSA, to the Board of Trustees of the Company (the “Board of Trustees”) as a Class II trustee.  The Trustee Designation Agreement also permits IRSA to designate one of two non-voting observers to attend any meeting of the Board of Trustees if Mr. Elsztain is unable to attend.  For so long as REIG beneficially owns at least 10% of the outstanding Class A common shares of the Company, the Company has agreed to recommend to the shareholders the election of Mr. Elsztain or a qualified replacement to the Board of Trustees.

The Trustee Designation Agreement is attached to this Current Report on Form 8-K as Exhibit 10.4 and is incorporated herein by this reference.

Each of the foregoing summaries in this Item 1.01 is qualified in its entirety by reference to the full agreements, each of which is attached hereto as an exhibit and incorporated herein by reference.

Item 5.02	Election of Directors

Pursuant to the Trustee Designation Agreement, on August 3, 2009, the Board of Trustees appointed Mr. Elsztain to fill a vacancy on the Board of Trustees as a Class II trustee.  The Board of Trustees has determined that Mr. Elsztain is independent pursuant to the categorical independence standards adopted by the Company and applicable New York Stock Exchange rules.  The description of the Trustee Designation Agreement appearing in Item 1.01 above is incorporated herein by this reference.

Mr. Elsztain, age 49, is Chairman of IRSA, a position he has held since 1991. IRSA is a real estate investment company with holdings in shopping centers, hotels, office buildings, residential properties and other investments in Argentina and the United States. IRSA’s shares are traded on the Buenos Aires Stock Exchange and its American Depository Receipts are traded on the New York Stock Exchange. Mr. Elsztain studied economic sciences at the Universidad de Buenos Aires. He has been engaged in the real estate business for more than twenty years.  He is also the chairman of the board of directors of Alto Palermo S.A., Shopping Alto Palermo S.A., Cresud Sociedad Anónima Comercial, Inmobiliaria, Financiera y Agropecuaria, one of Argentina’s largest agricultural companies and landowners, which owns approximately 56% of IRSA, Consultores Asset Management, Banco Hipotecario S.A. and BACS Banco de Crédito & Securitización among others. He is also vice-chairman of E-Commerce Latina S.A. and Director of BrasilAgro Companhia Brasileira de Propiedades Agricolas, among other companies.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

8.1	Opinion of Hunton & Williams with respect to certain tax matters.

10.1	Purchase Agreement, dated August 4, 2009, by and among Hersha Hospitality Trust, Hersha Hospitality Limited Partnership and Real Estate Investment Group L.P.

10.2	Investor Rights and Option Agreement, dated August 4, 2009, by and among Hersha Hospitality Trust, Real Estate Investment Group L.P. and IRSA Inversiones y Representaciones Sociedad Anónima.

10.3	Registration Rights Agreement, dated August 4, 2009, by and among Hersha Hospitality Trust, Real Estate Investment Group L.P. and IRSA Inversiones y Representaciones Sociedad Anónima.

10.4	Trustee Designation Agreement, dated August 4, 2009, by and among Hersha Hospitality Trust, Real Estate Investment Group L.P. and IRSA Inversiones y Representaciones Sociedad Anónima.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HERSHA HOSPITALITY TRUST

Date: August 5, 2009	By:	/s/ Ashish R. Parikh
Ashish R. Parikh
Chief Financial Officer

Exhibit Index

Exhibit No.	Description

8.1	Opinion of Hunton & Williams LLP with respect to certain tax matters.

10.1	Purchase Agreement, dated August 4, 2009, by and among Hersha Hospitality Trust, Hersha Hospitality Limited Partnership and Real Estate Investment Group L.P.

10.2	Investor Rights and Option Agreement, dated August 4, 2009, by and among Hersha Hospitality Trust, Real Estate Investment Group L.P. and IRSA Inversiones y Representaciones Sociedad Anónima.

10.3	Registration Rights Agreement, dated August 4, 2009, by and among Hersha Hospitality Trust, Real Estate Investment Group L.P. and IRSA Inversiones y Representaciones Sociedad Anónima.

10.4	Trustee Designation Agreement, dated August 4, 2009, by and among Hersha Hospitality Trust, Real Estate Investment Group L.P. and IRSA Inversiones y Representaciones Sociedad Anónima.